SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
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[X]          Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

Brandes Investment Trust
[Name of Registrant as Specified In Its Charter]
[Name of Person(s) Filing Proxy Statement if other
than Registrant]

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[X]	No fee required.

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(1)	Title of each class of securities to which transaction applies: _______________________

(2)	Aggregate number of securities to which transaction applies: _______________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      _______________________

(4)	Proposed maximum aggregate value of transaction:
       _______________________

(5)	Total fee paid: ____________________________

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No. ___________________________________________

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(4)	Date Filed:__________________________________

 BRANDES INVESTMENT TRUST

February 20, 2008

Dear Shareholder:

Thank you very much for taking the time to review this information.  We would like to solicit your vote for the matters described below.  Your vote is very important!

The Board of Trustees of Brandes Investment Trust has nominated Jean Carter and Robert M. Fitzgerald as members of the Board and asks you to elect them as new Trustees.  The Board also asks you to ratify its previous appointment of Jeff Busby as a Trustee.

The Trust and the Board remain committed to serving all shareholders of the series of the Trust to the best of our abilities.  On behalf of the Board, I thank you for your continued investment in the Trust.

Best regards,

Thomas M. Quinlan
Secretary

Please respond – your vote is important.  Whether or not you plan to attend the meeting, please complete, sign, date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

BRANDES INVESTMENT TRUST
11988 El Camino Real, Suite 500
San Diego, California 92130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 15, 2008 at 10:00 a.m.

To the shareholders of Brandes Investment Trust (the “Trust”):

A special meeting of shareholders of the Trust will be held at 10:00 a.m. Pacific Time, on April 15, 2008 at the offices of the Trust at 11988 El Camino Real, San Diego, California, to consider the following proposals:

1.	To elect two new members to the Board of Trustees of the Trust, as described in Proposal 1 of the attached proxy statement;

2.	To ratify the prior appointment of one of the current members of the Board of Trustees, as described in the attached proxy statement; and

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Trustees has unanimously approved and recommends you vote in favor of Proposals 1 and 2.  Please read the enclosed Proxy Statement for a full discussion of the Proposals.

By Order of the Board of Trustees,

Thomas M. Quinlan
Secretary

San Diego, California
February 20, 2008

Please respond – your vote is important.  Whether or not you plan to attend the meeting, please complete, sign, date and mail the enclosed proxy in the enclosed envelope so that you will be represented at the meeting.

BRANDES INVESTMENT TRUST
11988 El Camino Real, Suite 500
San Diego, California 92130

PROXY STATEMENT
Special Meeting of Shareholders
To be held on April 15, 2008 at 10:00 a.m.

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Board”) of Brandes Investment Trust, a Delaware statutory trust (the “Trust”), for use at a special meeting of shareholders (the “Meeting”) of its Brandes Institutional International Equity Fund, the Separately Managed Account Reserve Trust, the Brandes Institutional Core Plus Fixed Income Fund and the Brandes Institutional Enhanced Income Fund series (each a “Fund” and, collectively, the “Funds”) to be held at 10:00 a.m. Pacific Time on April 15, 2008, at the offices of the Trust at 11988 El Camino Real, San Diego, California 92130, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting.

Shareholders of record at the close of business on the record date, February 1, 2008 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The notice, this proxy statement and the enclosed form of proxy are being mailed to shareholders on or about February 20, 2008.

Financial statements for the Trust are included in the Annual Report of the Trust for the fiscal year ended September 30, 2007, which has been mailed to shareholders.  Shareholders may obtain copies of the Annual Report free of charge by writing the Trust at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling (800) 331-2979.

PROPOSAL 1 – ELECTION OF JEAN CARTER AND ROBERT M.
FITZGERALD AS TRUSTEES

The Board currently has five members:  Karin B. Bonding, DeWitt F. Bowman, Jeff Busby, J. Michael Gaffney, and Debra McGinty-Poteet.  In November 2007, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously nominated Jean Carter and Robert M. Fitzgerald for election as additional Trustees of the Trust.

As indicated under “Trustees and Officer” below, Ms. Carter and Mr. Fitzgerald have considerable business experience in investment management matters. If elected, Ms. Carter and Mr. Fitzgerald will serve as an Independent Trustees of the Trust.  The Board believes that their addition to the Board would enhance its ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Ms. Carter and Mr. Fitzgerald as additional Trustees without the approval of the shareholders of the Trust.  Section 16(a) of the 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  As indicated in Proposal 2 below, Mr. Busby has previously been appointed to the Board without shareholder approval.  As the appointments of Ms. Carter and Mr. Fitzgerald would result in only approximately 57% of the Board having been elected by the shareholders of the Trust, they must be elected as Trustees by the shareholders.

Required Vote

The election of each nominee will be voted upon separately by the shareholders of the Trust, voting together without regard to Fund, to fill an additional position on the Board.  Each nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast, voting together without regard to Fund.  Each such nominee has indicated that he or she is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until he or she resigns, is removed from office, or a successor has been elected.  If for any reason either such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS ELECT JEAN CARTER AND ROBERT M. FITZGERALD AS ADDITIONAL TRUSTEES.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT
 OF JEFF BUSBY AS TRUSTEE

Mr. Busby, who is the Executive Director of Brandes Investment Partners, L.P., the Trust’s investment adviser (the “Advisor”), has served as an Interested Trustee of the Trust since July 2006.  He was appointed to his position by the Board in accordance with Section 16(a) of the 1940 Act.

As indicated above, Section 16(a) of the 1940 Act restricts the ability of the Board to appoint new members unless, after any such appointment, at least two-thirds of the Trustees have been elected by the shareholders of the Trust.  The Board believes it is in the best interests of the Trust for the shareholders to ratify the appointment of Mr. Busby so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Required Vote

Ratification of the appointment of Mr. Busby must be approved by a majority of the shares present at the Meeting, voting together without regard to Fund.  If the appointment of Mr. Busby is not ratified, he will remain in office but will not be considered as having been elected by the shareholders of the Trust.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF JEFF BUSBY AS A TRUSTEE.

TRUSTEES AND OFFICERS

The Board is responsible for oversight of the Trust’s operations.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for day-to-day operations of the Funds.

Information regarding the current Trustees, the nominees for election as additional Trustees, and the executive officers of the Trust is set forth below.

Independent Trustees(1)
Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
DeWitt F. Bowman, C.F.A. 11988 El Camino Real, Suite 500 San Diego, CA 92130 (77)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments – University of California from 2000 to 2001.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Funds; RREEF America III REIT1
J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (66)	Trustee	Since June 2004(4)	Independent Consultant, IXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	4	None
Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (68)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	4	Director of 16 closed end mutual funds in the Credit Suisse family of funds.

“Interested” Trustees(3)
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (51)	Trustee and President	Since June 2000	Director, Mutual Fund Services of the Advisor.	4	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (46)	Trustee	Since July 2006(4)	Executive Director of the Advisor	4	None

Nominees for Trustee
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean Carter 11988 El Camino Real, Suite 500 San Diego, CA 92130 (50)	None	N/A	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	N/A	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 500 San Diego, CA 92130 (55)	None	N/A
Retired from
2002-2005 and
since 2007;  Chief
Financial Officer
of National
Retirement
Partners from
2005 to 2007;
Executive Vice-
President and
Chief Financial
Officer, PIMCO
Advisors LP from
1995 to 2001.
				N/A	Trustee of Hotchkis and Wiley Funds since 2005

Officers of the Trust
Name, Address And Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (37)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (51)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real Suite 500 San Diego, CA 92130 (40)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager of the Advisor from 1998 to October 2004.	N/A	N/A
Ellen Blanchard 11988 El Camino Real Suite 500 San Diego, CA 92130 (34)	AML Compliance Officer	Since August 2007
Director and
Senior Associate
of State Street
Bank & Trust
Company
(formerly
Investors Bank &
Trust Company)
(“SSB”) since
January 2006;
Senior Manager
and Associate
Counsel of SSB
from August 2004
to December
2005; Manager
and Associate
Counsel of SSB
from August 2002
to August 2004.

				N/A	N/A

(1)           Not “interested persons” of the Trust as defined in the 1940 Act.

(2)           Trustees and officers of the Fund serve until their resignation, removal or retirement.

(3)           “Interested persons” of the Trust as defined in the 1940 Act because of their affiliations with the Advisor.

(4)           Appointed by the Board as a Trustee.

The Board met four times during the fiscal year ended September 30, 2007.  During the fiscal year, all of the incumbent Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

 Committees of the Board

The Board has an Audit Committee, which is currently comprised of DeWitt F. Bowman, J. Michael Gaffney and Karin B. Bonding.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  During the year ended September 30, 2007, the Audit Committee met twice.

The Board has a Nominating/Governance Committee, which is currently comprised of DeWitt F. Bowman, J. Michael Gaffney and Karin B. Bonding.  The Nominating/Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees and meets only as necessary.  The Nominating/Governance Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by writing to the Secretary of the Trust.  The Nominating/Governance Committee did not meet during the year ended September 30, 2007.

The Board has a Contracts Committee, which is currently comprised of DeWitt F. Bowman, J. Michael Gaffney and Karin B. Bonding.  The Contracts Committee is responsible for conducting an annual review of the investment advisory agreement and distribution agreement with respect to each series of the Trust.  The Contracts Committee met once during the year ended September 30, 2007.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee in the Trust as of December 31, 2007.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee or Nominee	Dollar Range of Fund Shares Owned				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee within the Family of Investment Companies
	BIIEX(1)	SMART(2)	BCPIX(3)	BEIIX(4)
Karin B. Bonding	A	A	A	A	A
DeWitt F. Bowman	C	C	A	A	D
Jeff Busby	A	E	A	A	E
J. Michael Gaffney	C	C	A	A	D
Debra McGinty-Poteet	A	A	A	A	A
Jean Carter	N/A	N/A	N/A	N/A	N/A
Robert M. Fitzgerald	N/A	N/A	N/A	N/A	N/A

(1)  Brandes Institutional International Equity Fund series of the Trust
(2)  Separately Managed Account Reserve Trust series of the Trust
(3)  Brandes Institutional Core Plus Fixed Income Fund series of the Trust
(4)  Brandes Institutional Enhanced Income Fund series of the Trust

Compensation

The table below sets forth the compensation paid to the independent Trustees for the fiscal year ended September 30, 2007.  The Trust does not compensate its officers or the Trustees who are affiliated with the Advisor for the services they provide.  The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.

Name of Trustee or Officer, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Karin B. Bonding, Trustee	$19,000	$0	$0	$19,000
DeWitt F. Bowman, Trustee	$19,000	$0	$0	$19,000

Gordon Clifford Broadhead, Trustee (1)	$13,500	$0	$0	$13,500
J. Michael Gaffney,Trustee	$19,000			$19,000
W. Daniel Larsen, Trustee (1)	$9,000	$0	$0	$9,000

(1)           Retired as a Trustee in August, 2007.

GENERAL INFORMATION

Solicitation of Proxies

In addition to solicitation of proxies by mail, officers of the Trust, officers and employees of the Advisor or affiliates of the Advisor, or other representatives of the Trust may also solicit proxies by telephone or in person.  Expenses incurred in connection with the solicitation of proxies will be borne by the Trust.

Voting Procedures

●	You can vote by mail or in person at the Meeting. To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified.  If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).  However, abstentions and broker non-votes will have no effect on the election of Trustees.

Adjournment

If a quorum is not present or sufficient votes in favor of either of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to any such Proposals.  In addition, if the persons named as proxies determine it is advisable to defer action on one or more Proposals but not all Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the record date in order to defer action on such Proposals as they deem advisable.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such Proposals.  They will vote against any such adjournment those proxies required to be voted against any of such Proposals.  Any Proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Advisor

Brandes Investment Partners, L.P. is the investment advisor to the Funds.  The Advisor’s principal office is located at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Other Service Providers

The principal executive office of the Trust is located at 11988 El Camino Real, Suite 500, San Diego, California 92130.  The Trust’s administrator and transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

Independent Public Accountants

Tait, Weller & Baker, LLP (“Tait”) has acted as independent public accountants to the Trust since 2003.  Upon recommendation of its Audit Committee, the Board has selected Tait as independent public accountants to audit and certify the Trust’s financial statements for its fiscal year ended September 30, 2008.  Representatives of Tait will not be present at the Meeting.

           Audit Fees

For the Trust’s fiscal years ended September 30, 2006 and September 30, 2007, aggregate fees billed by Tait for the audit of the Trust’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those fiscal years were $20,000 and $32,000, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of the Trust’s financial statements for the Trust’s fiscal years ended September 30, 2006 and September 30, 2007 which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared the Trust’s federal and state income tax returns for the Trust’s fiscal years ended September 30, 2006 and September 30, 2007.  Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $3,100 and $5,800, respectively.  All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the Trust’s fiscal years ended September 30, 2006 and September 30, 2007 other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Advisor and Its Affiliates

For the Trust’s fiscal years ended September 30, 2006 and September 30, 2007, Tait did not bill the Trust for any non-audit fees except for the preparation of the Trust’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the Advisor and its affiliates that provided ongoing services to the Trust for any non-audit fees.

Outstanding Shares

The Trust currently offers shares of the Brandes Institutional International Equity Fund, the Separately Managed Account Reserve Trust, the Brandes Institutional Core Plus Fixed Income Fund and the Brandes Institutional Enhanced Income Fund series, each of which represents a separate investment portfolio.

The number of shares of each Fund issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
Brandes Institutional International Equity Fund	44,666,018.234
Separately Managed Account Reserve Trust	19,576,471.722
Brandes Institutional Core Plus Fixed Income Fund	469,563.252
Brandes Institutional Enhanced Income Fund	726,185.452

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund and of the Trust as a whole.  As of the close of business on the record date, the persons indicated below owned of record 5% or more of the outstanding shares of the Funds.  The Trust has no information regarding the beneficial ownership of such shares.

Name of Fund	Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Brandes Institutional International Equity Fund
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104	19,325,310	42.82%
	Guy Bell Plan Administrator State of Alaksa TTEE FBO State of Alaska Deferred Compensation Plan 8515 East Orchard Road 2T2 Englewood, CO 80111	8,961,199	20.06%
	National Financial Service Corp.(1) 200 Liberty Street One World Financial Center New York, NY 10281	6,410,346	14.35%
Separately Managed Account Reserve Trust
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104	1,685,788	8.61%
	First Clearing, LLC (1) P.O. Box 6600 Glen Allen, VA 23058	16,988,581	86.78%
Brandes Institutional Core Plus Fixed Income Fund
	Brent V. Wood and Laurie C Mitchell Trust c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	157,032	34.54%
	Glenn and Lynne Carlson Trust c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	157,032	34.54%
	Charles H. Brandes and Tanya M. Johnson JTTN c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	77,000	16.40%

Edward W. Blodgett c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	38,500	8.20%
Jeffrey Meyer & Monda T. Cacciari c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	25,000	5.32%
Brandes Institutional Enhanced Income Fund
Brent V. Wood and Laurie C. Mitchell Trust c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	250,843	34.54%
Glenn and Lynne Carlson Trust c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	250,843	34.54%
Charles H. Brandes and Tanya M. Johnson JTTN c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	123,000	16.94%
Edward W. Blodgett c/o Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 500 San Diego, California 92130	61,500	8.47%
(1)  Nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any such individual accounts.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting.  If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Agreement and Declaration of Trust of the Trust, as amended, and the By-laws of the Trust, as amended, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

BRANDES INVESTMENT TRUST
P.O. BOX 9112
FARMINGDALE, NY 11735

PROXY	PROXY

BRANDES INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS - APRIL 15, 2008

Brandes Investment Trust
The undersigned shareholder of Brandes Investment Trust, a Delaware statutory trust (the “Company”), hereby appoints DeWitt Bowman, J. Michael Gaffney and Debra McGinty-Poteet, or any one of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held at 11988 El Camino Real, San Diego, California, on April 15, 2008, at 10:00 a.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for trustee. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. Dated ____________________ 2008

Signature(s) (if held jointly)	(Sign in the Box)
Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature(s).

BRANDES INVESTMENT TRUST
SPECIAL MEETING PROXY CARD

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X ]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH NOMINEE.

		FOR ALL	WITHHOLD	FOR ALL
		NOMINEES	FROM ALL	NOMINEES
		LISTED AT	NOMINEES	EXCEPT AS
1.	PROPOSAL NO. 1: TO ELECT TWO NEW MEMBERS TO THE BOARD OF TRUSTEES:	LEFT	LISTED AT	NOTED AT
			LEFT	LEFT

	(01) JEAN CARTER (02) ROBERT M. FITZGERALD	[ ]	[ ]	[ ]

	(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s)	FOR THE	WITHHOLD
	of the nominee(s) on the line below.)	APPOINTED	FROM THE
		TRUSTEE	APPOINTED
		LISTED AT	TRUSTEE
		LEFT	LISTED AT
LEFT

2.	PROPOSAL NO. 2: RATIFY THE PRIOR APPOINTMENT OF ONE CURRENT MEMBER OF THE BOARD OF	[ ]	[ ]
TRUSTEES – JEFF BUSBY.

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.